UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 8, 2019
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET, YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Securities registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The NASDAQ Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

THE YORK WATER COMPANY

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure required by this item is included in Item 2.03 below and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 8, 2019, the Pennsylvania Economic Development Financing Authority, or “PEDFA”, issued $10,500,000 aggregate principal amount of its Exempt Facilities Revenue Refunding Bonds, Series A of 2019 (The York Water Company Project) (the “Series A Bonds”) and $14,870,000 aggregate principal amount of its Exempt Facilities Revenue Refunding Bonds, Series B of 2019 (The York Water Company Project) (the “Series B Bonds” and, together with the Series A Bonds, the “Bonds”) for our benefit pursuant to the terms of a Trust Indenture, dated as of September 1, 2019 (the “Indenture”), between PEDFA and Manufacturers and Traders Trust Company, as Trustee.  PEDFA then loaned the proceeds of the issuance and sale of the Bonds to us pursuant to a Loan Agreement, dated as of September 1, 2019 (the “Loan Agreement”), between us and PEDFA.  The Loan Agreement provides for a $10,500,000 loan with a maturity date of October 1, 2036 and a $14,870,000 loan with a maturity date of November 1, 2038, corresponding to the principal amount and maturity date of the Series A Bonds and the Series B Bonds, respectively.  Amounts outstanding under the Loan Agreement are our direct general obligations.  The proceeds of the loan were used to redeem the $10,500,000 4.75% York County Industrial Development Authority Exempt Facilities Revenue Bonds, Series 2006 (The York Water Company Project) and the $14,870,000 4.50% PEDFA Exempt Facilities Revenue Refunding Bonds, Series 2014 (The York Water Company Project).

Under the terms of the Loan Agreement, we agreed to repay the loan by periodically depositing in the  debt service fund under the Indenture all amounts sufficient to pay the principal of, and premium, if any, and interest on the Bonds as they become due and payable, and to pay certain of the administrative expenses of PEDFA and the Trustee in connection with the Bond.  The Bonds, and therefore our loan under the Loan Agreement, will bear interest at a rate of 3.00% per annum with respect to the principal of the Series A Bonds and 3.10% per annum with respect to the principal of the Series B Bonds.

The Loan Agreement further provides that, in the event we fail to make any of the payments required under the loan agreement, the item or installment so in default will continue as an obligation until the amount in default has been fully paid, and we will pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due as provided in the Indenture.  In addition, if, subsequent to a date on which we are obligated to make payments, losses are incurred in respect of any investments, or any other event has occurred causing the money in the debt service fund under the Indenture, together with any other money then held by the Trustee and available for the purpose, to be less than the amount sufficient at the time of such occurrence or other event to pay all debt service due and payable or to become due and payable on the bonds, the Trustee will notify us of such fact and thereafter we will pay to the Trustee for deposit in its debt service fund the amount of any such deficiency.  Furthermore, the Loan Agreement provides that, in the event payment of the principal of and the interest on the bonds is accelerated upon the occurrence of an event of default under the Indenture, all amounts payable under the Loan Agreement for the remainder of the term will become immediately due and payable.

Pursuant to the Indenture and the Loan Agreement, the Bonds are subject to redemption by PEDFA, upon our written request, on or after October 1, 2029 for the Series A Bonds and November 1, 2029 for the Series B Bonds, in whole or in part at any time, in certain authorized denominations, at a redemption price of 100% of the principal amount redeemed plus accrued interest, if any, to the redemption date.  In addition, if interest paid on the Bonds to the bondholders pursuant to the Indenture becomes taxable to them, the Indenture may require PEDFA to redeem the bonds.  If redemption of the Bonds is required pursuant to the provisions of the Indenture, the Loan Agreement provides that we are to promptly make payments sufficient to pay the principal of, premium, if any, and interest on the Bonds due on such redemption date.

The Loan Agreement contains certain covenants and provisions that affect us, including, without limitation, covenants and provisions that:

•	restrict our ability to create or incur certain indebtedness (subject to enumerated exceptions);
•	restrict our ability to create or incur certain liens on our property (subject to enumerated exceptions); and
•
restrict our ability to declare or pay any dividends on any shares of our capital stock, purchase or redeem any shares of our capital stock or make any other payment or distribution in respect of our capital stock (subject to enumerated exceptions).

The Loan Agreement also contains certain events of default applicable to us, the occurrence of which shall entitle the Trustee to exercise certain rights and remedies, including acceleration of all amounts payable by us under the Loan Agreement.

A copy of the Loan Agreement is filed as Exhibit 10.1 to this report.  A copy of the Indenture is filed as Exhibit 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Loan Agreement between Pennsylvania Economic Development Financing Authority and The York Water Company, entered into October 8, 2019 and dated as of September 1, 2019.
10.2	Trust Indenture between Pennsylvania Economic Development Financing Authority and Manufacturers and Traders Trust Company, entered into October 8, 2019 and dated as of September 1, 2019.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: October 9, 2019	Matthew E. Poff
Chief Financial Officer